UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 26, 2025

MASSIMO GROUP
(Exact name of registrant as specified in its charter)

Nevada	001-41994	92-0790263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3101 W Miller Road Garland, TX	75041
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:

(877) 881-6376

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MAMO	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant.

On June 26, 2025, the audit committee of the board of directors of Massimo Group (the “Company”), after discussion with the management of the Company, approved the dismissal of ZH CPA, LLC (“ZH CPA”), the Company’s independent registered public accounting firm, and approved the appointment of HHL LLP (“HHL”) as the Company’s independent registered public account firm for the fiscal year ending December 31, 2025, effective June 30, 2025. As of the date of dismissal, ZH CPA had not provided a report regarding the Company’s financial statements  for any periods ending subsequent to December 31, 2024.

During the interim period from August 26, 2022, the date ZH CPA was appointed, to June 26, 2025, the date of dismissal, there were no (a) disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) with ZH CPA on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of ZH CPA, would have caused ZH CPA to make reference to such disagreement in its report or (b) “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions), except that there were material weaknesses in the Company’s internal control over financial reporting reported by the Company on its Quarterly Report on Form 10-Q for the period ended March 31, 2025 and its Annual Report on From 10-K for the year ended December 31, 2024, related to ineffective controls over information and communication and period end financial disclosure and reporting processes, including not effectively communicating internally between the sales department and the accounting department and externally with the client and lack of effectiveness of controls over accurate accounting and financial reporting and reviewing the underlying financial statement elements.

During the fiscal years ended December 31, 2024 and 2023, and the subsequent interim period through June 30, 2025, the Company did not consult with HHL regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by HHL on the Company’s financial statements, and HHL did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The Company provided ZH CPA with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that ZH CPA furnish the Company with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether it agrees with the above statement and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated July 1, 2025, is filed as Exhibit 16.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

The following exhibits are being filed with this Current Report on Form 8-K:

Exhibit No.	Description
16.1	Letter from ZH CPA, LLC. dated July 1, 2025.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 1, 2025	MASSIMO GROUP

	By:	/s/ David Shan
	Name:	David Shan
	Title:	Chief Executive Officer

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